
The Penn Mutual Life Insurance Company                                                  Application for Individual Variable
Philadelphia, PA  19172                                                                          and Fixed Deferred Annuity

  ----------------------------------------------------------------------------------------------------------------------------
  1. PLAN: Check One
                                                                                                   |_| Diversifier II
          |_| Olympia XT             |_| Pennant Select              |_| Commander              Repetitive Contributions
        ($25,000 minimum)             ($5,000 minimum)             ($25,000 minimum)         SEP, SIMPLE IRA or 403(b) Only
                                                                                                     ($250 minimum)
  ----------------------------------------------------------------------------------------------------------------------------
  2. MARKET TYPE: Select One

       |_| Non-Qualified       |_| IRA (Select Type) |_| Rollover  |_| Transfer  |_| Custodial         |_| 403(b) Transfer
  ----------------------------------------------------------------------------------------------------------------------------

     Diversifier II Only (Repetitive Contribution Programs)     |_| SEP    |_| SIMPLE IRA    |_| 403(b)   Tax Year ______
  ----------------------------------------------------------------------------------------------------------------------------
  3. OPTIONAL DEATH BENEFITS:
               Select One, Standard Benefit if no selection (Not available after age 75 or with Diversifier II)
                |_| Annual Step Up                 |_| Rising Floor at 5% per annum (not available with Olympia XT)
  ----------------------------------------------------------------------------------------------------------------------------
  4. OWNER:
  Name                                                                    Male      Female         Soc. Sec. or Tax ID #
                                                                           | |        | |              --        --
  ----------------------------------------------------------------------------------------------------------------------------
  Permanent Address                                                            Phone
                                                                               (       )
  ----------------------------------------------------------------------------------------------------------------------------
  City                                                            State             Zip                      Date of Birth
                                                                                                                  / /
  ----------------------------------------------------------------------------------------------------------------------------
  5. ANNUITY DATE:
       Select Date ______ / 01 / ______ If no date selected, Annuity Date will be the later of the 1st day of the Annuitant's 95th birthday (85th birthday for Diversifier II) or 10 years after the issue date.
  ----------------------------------------------------------------------------------------------------------------------------
  6. ANNUITANT: If different than Owner
  Name                                                                    Male      Female         Soc. Sec. or Tax ID #
                                                                           | |        | |              --        --
  ----------------------------------------------------------------------------------------------------------------------------
  Permanent Address                                                            Phone
                                                                               (       )
  ----------------------------------------------------------------------------------------------------------------------------
  City                                            State         Zip            Date of Birth           Relation to Owner
                                                                                      / /
  ----------------------------------------------------------------------------------------------------------------------------
  7. BENEFICIARY:   If more than one, indicate % [If 403(b) use PM4799 to designate beneficiaries]
  Primary Beneficiary                            Date of Birth      Soc. Sec. or Tax ID #     Relation to Owner

                                                 /     /                 --        --                                       %
  ----------------------------------------------------------------------------------------------------------------------------
  |_| Primary or |_| Contingent Check One        Date of Birth      Soc. Sec. or Tax ID #     Relation to Owner
                                                 /     /                 --        --                                       %
  ----------------------------------------------------------------------------------------------------------------------------

  |_| Primary or |_| Contingent Check One        Date of Birth      Soc. Sec. or Tax ID #     Relation to Owner

                                                 /     /                 --        --                                       %
  ----------------------------------------------------------------------------------------------------------------------------
  8. INITIAL PURCHASE PAYMENT: Estimate for exchanges, transfers or rollovers - $____________
  Purchase Payment $ ___________________________                        Make check payable to:
  Complete Section 10A or 10B to establish payment allocation             The Penn Mutual Life Insurance Company
  ----------------------------------------------------------------------------------------------------------------------------
  9. DOLLAR COST AVERAGING SOURCE ACCOUNT (DCA):
                               Optional, Select One, indicate months to allocate, if applicable
         |_| 12 Month DCA Account                    |_| 6 Month DCA Account                   |_| Limited Maturity Bond
            (Olympia XT Only)                  (Olympia XT and Pennant Select Only)             mos to Allocate ______
                                                                                                    (12 to 60 mos)

        |_| Quality Bond              |_| Money Market           |_| 1 Year Fixed Interest          |_| Holding Account
       mos to Allocate ___           mos to Allocate ___             (Commander Only)              (Diversifier II Only)
         (12 to 60 mos)                (12 to 60 mos)               mos to Allocate ___             mos to Allocate ____
                                                                      (12 to 60 mos)                   (12 to 60 mos)

  $ _________ or _________ % of initial premium to be allocated to the DCA source account selected above.
  o   To direct the DCA payment allocation, list dollars or percentages in the DCA column in 10A below or select one
      Portfolio of Funds under 10B.
  o   If less than total payment is allocated to the DCA source account and you have not selected a Portfolio of Funds under 10B, allocate the remainder under 10A. (see Payment).
  o   If you select either the Limited Maturity Bond, Quality Bond or Money Market Fund as your DCA
      Source Account, complete 10A to indicate how you want to direct the DCA payment allocation.
  ----------------------------------------------------------------------------------------------------------------------------

PM0487                                                Version 8/00  Page 1 of 3

10.  ALLOCATION INFORMATION:
     Complete either A or B. For A, indicate whole percentages or dollar amounts for Payments, whole percentages only for DCA. If providing dollar amounts, the Payment allocation must equal total payment, less any DCA. For B, select one Portfolio (allocation percentages recommended by S&P). If DCA Source Account is the Limited Maturity, Quality Bond or Money Market Funds, complete A only.

                                                                                                                        DCA*
A.                                                                                                                  (Total 100%)
                 Investment Option                           Investment Manager                      Payments*
      ---------------------------------------------------------------------------------------------------------------------------
      Growth Equity                           Independence Capital Management, Inc.                             %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      VIP Growth                              Fidelity Management and Research Co.                              %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Mid Cap Growth                          Turner Investment Partners, Inc.                                  %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Emerging Growth                         RS Investment Management, Inc.                                    %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Large Cap Value                         Putnam Investment Management, Inc.                                %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      VIP Equity-Income                       Fidelity Management and Research Co.                              %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Mid Cap Value                           Neuberger Berman Management Inc.                                  %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Small Cap Value                         Royce & Associates, Inc.                                          %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Index 500                               Wells Capital Management Incorporated                             %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      International Equity                    Vontobel USA Inc.                                                 %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Emerging Markets Equity (Int'l)         Morgan Stanley Dean Witter                                        %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Quality Bond                            Independence Capital Management, Inc.                             %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      High Yield Bond                         T. Rowe Price Associates, Inc.                                    %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Limited Maturity Bond                   Independence Capital Management, Inc.                             %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Flexibly Managed                        T. Rowe Price Associates, Inc.                                    %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      AMT Balanced                            Neuberger Berman Management Inc.                                  %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      VIP II Asset Manager                    Fidelity Management and Research Co.                              %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Money Market Account                    Independence Capital Management, Inc.                             %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      1 Year Fixed Interest                   The Penn Mutual Life Insurance Co.                                %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      3 Year Fixed Interest                   The Penn Mutual Life Insurance Co.                                %/$            %
      (Diversifier II Only)
      ---------------------------------------------------------------------------------------------------------------------------
      5 Year Fixed Interest
      (Diversifier II Only) ($5,000 minimum)  The Penn Mutual Life Insurance Co.                                %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      7 Year Fixed Interest
      (Diversifier II Only) ($5,000 minimum)  The Penn Mutual Life Insurance Co.                                %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
      Fixed Holding (Diversifier II Only)     The Penn Mutual Life Insurance Co.                                %/$            %
      ---------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL                 %/$            %
                                                                                                        -------------------------
      ---------------------------------------------------------------------------------------------------------------------------

B. Standard & Poor's -- The Asset Allocation Decision Allocation of Payments and DCA payments *
|_| Income Portfolio of Funds (Slight risk tolerance or medium time horizon)
|_| Short-Term Growth Portfolio of Funds (Short-term time horizon; average risk tolerance)
|_| Intermediate Growth Portfolio of Funds (Intermediate time horizon; average risk tolerance)
|_| Long-Term Growth Portfolio of Funds (Long-term time horizon; above average risk tolerance)
|_| Aggressive Long-Term Growth Portfolio of Funds (Long-term time horizon; high risk tolerance)
    Note: If you selected the Limited Maturity Bond, Quality Bond or Money
          Market Fund as your DCA source account, do not complete section 10B. Complete 10A with the payment allocation for money moving from the DCA account.
     *Future payments allocation unless directed otherwise is (1) DCA allocation or (2) if no DCA, Payment allocation.

--------------------------------------------------------------------------------
11. TELEPHONE REALLOCATION AUTHORIZATION: ___________________ Owner's Initials I authorize Penn Mutual to act upon reallocation instructions given by telephone by me or from _____________________ (name of your registered representative) upon verification of identity. Neither Penn Mutual nor any person authorized by Penn Mutual will be responsible for any claim, loss, liability or expense in connection with reallocation instructions received by telephone from such person if Penn Mutual or such other person acted on such telephone instructions in good faith in reliance upon this authorization. Penn Mutual will continue to act upon this authorization until such time as the person indicated above is no longer affiliated with the broker/dealer under which my contract was purchased or until such time that I notify Penn Mutual otherwise in writing.
--------------------------------------------------------------------------------
PM0487                                                Version 8/00  Page 2 of 3

--------------------------------------------------------------------------------
12. REPLACEMENT:
    |_| Yes |_| No  This Annuity is intended to replace or change existing life insurance or annuity contract(s). If Yes, list insurance company(ies) and policy number(s) in the Remarks Section. Attach state specific replacement forms, if applicable.
--------------------------------------------------------------------------------
13.  NOTICES:
     FRAUD -- Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
--------------------------------------------------------------------------------
14.  ACKNOWLEDGMENT:
     I hereby represent that my answers to the above sections are correct and true to the best of my knowledge and belief. By signing below, I understand that:
     a) The contract value and annuity payments, when based on investment experience of a separate account, are variable and are not guaranteed as to a fixed dollar amount;
     b) This annuity is a long term commitment to meet insurance needs and financial goals; I acknowledge receipt of the most recent prospectus of the product selected which contains all fees and charges associated with this investment;
     c) The annuity applied for is suitable for my investment objectives and my financial situation and needs; and
     d) The owner has the privilege of Telephone Transfers.

     VALUES AND PAYMENTS UNDER THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE. THEY MAY DECREASE OR INCREASE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

     Signatures:

     Signed at:
                ------------------    ---------------------    -----------------
                      City                    State                Date Signed

     --------------------------------------  ----------------------------------
     Signature of Contract Owner             Signature of Annuitant (if
                                             different from Contract Owner)
--------------------------------------------------------------------------------

15. REGISTERED REPRESENTATIVE:
    Do you have any reason to believe the contract applied for is to replace existing insurance or annuities?
                                                                                               |_| Yes  |_| No

----------------------------------          -----------------------------------------------   -------------------
Signature of Registered Representative      Printed Name of Registered Representative         State License Number
(Resident agent if required by law)

----------------------------                -------------------                               -------------------------
Telephone Number                            Office Code (3 digit)                             Representative Code (5 digit)

--------------------------------------------------       --------------------------------------------------------
Office/Firm Name                                         Broker / Dealer Name
           Commission Option Selected (Pennant Select or Olympia XT Only) (Choose 1,2 or 3) __________ (Default is 1)
                                       Office Code (3                                                   Servicing Agent (select
   Registered Representative             digit)         Representative Code (5 digit)   Percent (%)             one)
   --------------------------            ------           -------------------------     -----------             ----
   --------------------------       ----------------      -------------------------     -----------             |-|
   --------------------------       ----------------      -------------------------     -----------             |-|
   --------------------------       ----------------      -------------------------     -----------             |-|
---------------------------------------------------------------------------------------------------------------------------------
16. SEND APPLICATION, CHECK & OTHER REQUIRED FORMS TO:
                       The Penn Mutual Life Insurance Company, 600 Dresher Road - C2L, Horsham, PA 19044
---------------------------------------------------------------------------------------------------------------------------------
17. REMARKS:


---------------------------------------------------------------------------------------------------------------------------------

PM0487                                                Version 8/00  Page 3 of 3